EXHIBIT 99.1


For Immediate Release                      For more information contact
                                           Stan Altschuler at Strategic Growth
                                           International in NY at 212-838-1444
                                           or
                                           JW Roth at 303-638-7048
                                           Roger Hurst at 303-794-2000


AspenBio Signs Exclusive License with Washington University for Reproductive Patent Estate for Use in Animal Health

               AspenBio to Commercialize Significant Patent Estate


Castle Rock, CO, May 21, 2004 - AspenBio, Inc. (OTCBB: APNB) announced today that it has entered into an exclusive license agreement for an extensive portfolio of patents and patents pending, developed and enhanced over the last fifteen years by Washington University (St. Louis, MO). AspenBio believes this license represents the premiere reproduction patent portfolio in animal health reproduction. We believe these technologies can potentially be applied to reproduction in all mammals. The patent estate consists of approximately 83 active and inactive patents and patents pending. The term of the agreement is tied to the life of the last patent to expire, which, given the fact that there are a number of patents pending, we expect to be approximately 20 years.

The lead scientist for this body of work is Dr. Irving Boime. Dr. Boime is a world-renowned scientist who has devoted his lengthy career focused on structure-function issues of the pituitary and placental glycoprotein hormones. Dr. Boime and his group have published over one hundred papers in this area. This patent portfolio was exclusively licensed for use in humans by Washington University to Organon International, Inc., a recognized pharmaceutical world leader in the development of drugs to enhance human fertility.

The portfolio consists of technology associated with mammalian reproduction and the creation of recombinant drugs to enhance conception and pregnancy rates. Dr. Boime has designed modified reproductive hormones in such a way that biological activity and circulatory half-life can be modulated dramatically. For example, he has created highly stable gonadotropin analogs with improved biological activity. These novel analogs have significant clinical implications because they are more potent. Until now, commercialization of these biologicals has only been pursued in human medicine. AspenBio acquired this technology to provide these products to veterinary medicine. We believe that the technologies developed in the patent estate have the potential to be developed into an array of products to enhance fertility in all mammals. Initial field trials are currently slated for this year in horses and dairy cattle.

These products could have far reaching implications, ranging from improving fertility in horses, to enhancing economic returns in the food animal industry, to treating infertility in companion animals. Further announcements relating to this patent estate will be made as we successfully apply the technology to specific products.

Dr. Boime commented, "I am delighted to collaborate with AspenBio and its team of professionals whose goal is based on this patent portfolio, to generate products that will be invaluable for improving veterinary health and animal reproduction. Because AspenBio is a specialized protein manufacturer, I believe the Company can quickly develop usable quantities of a number of hormones that can have a dramatic effect on reproduction in a number of species, and bring them to the market place in a timely manner."

Roger Hurst, President of AspenBio, stated, "We are proud and excited to have achieved the most significant milestone in AspenBio's history. When we first sought out Dr. Boime, it was for a specific collaboration. We quickly learned of the potential of the portfolio of patents that Dr Boime and Washington University had developed. Because we believed that there was a significant multiple product development opportunity residing with the entity that would commercialize these technologies; we decided to enter into an agreement whereby we could acquire the entire patent estate for use in animals."

AspenBio specializes in the development of therapeutic and diagnostic animal health products. AspenBio has approximately an additional 28 provisional patent applications and patents pending.


This news release includes "forward looking statements" of AspenBio, Inc. ("APNB") as defined by the Securities and Exchange Commission (the "SEC"). All statements, other than statements of historical fact, included in the press release that address activities, events or developments that APNB believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors APNB believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of APNB. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including development of new products, obtaining additional funding, adverse changes in market conditions and fluctuations in sales volumes. Furthermore, APNB does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this news release should be considered in conjunction with the warnings and cautionary statements contained in APNB's recent filings with the SEC.


Washington University



Patent Family Record Sheet

Short Title    FSH - Glycosylation Analogs / Modified Forms of Reproductive
               Hormones
Inventors      Boime Irving, Matzuk Martin M., Keene Jeffrey L.
Cost Centers
CTM Staff      Douglas Michael G., Salmons Cathie


  Docket ID   OP Conven- Origin Type     Sub              Status   Sub          Applica-     Applica-
                 tion                    Type                      Status       tion No      tion Dt

CA0089-01
CA0089-04/US      Priority     Patent    Conti            Granted               08/155,102   Nov-19-1993
CA0089-14/PCT     Priority PCT Patent                     Pending               90/01037     Feb-20-1990
CA0089-17/EP      Priority     Patent                     Granted               90905115.3   Feb-20-1990
CA0089-27/EP      Priority     Patent                     Granted               94914152.7   Apr-13-1994
CA0089-02/US                   Patent                     Inactive Abandoned    07/313,646   Feb-21-1989
CA0089-03/US                   Patent    Conti            Inactive Abandoned    08/001,280   Jan-07-1993
CA0089-04/US/2    Conventi     Patent    Conti            Pending               09/733,741   Dec-08-2000
CA0089-05/US                   Patent    Conti            Granted               08/419,519   Apr-10-1995
CA0089-06/US                   Patent    Conti            Inactive Abandoned    08/481,731   Jun-07-1995
CA0089-07/US                   Patent    Divis            Granted               08/485,692   Jun-07-1995
CA0089-08/US                   Patent    Divis            Granted               07/950,835   Sep-24-1992
CA0089-09/US                   Patent    Divis            Granted               07/950,801   Sep-24-1992
CA0089-10/US                   Patent    Divis            Granted               08/239,256   May-06-1994
CA0089-11/US                   Patent    Divis            Granted               08/483,023   Jun-07-1995
CA0089-12/US                   Patent    Conti            Granted               07/532,254   Jun-07-1990
CA0089-13/US                   Patent    Conti            Inactive Abandoned    08/049,869   Apr-20-1993
CA0089-15/AU                   Patent                     Granted               53327/90     Feb-20-1990
CA0089-16/CA                   Patent                     Pending               2053864      Feb-20-1990
CA0089-18/JP                   Patent                     Granted               2-505031     Feb-20-1990
CA0089-19/AU                   Patent                     Granted               67474/94     Jul-14-1994
CA0089-20/ID                   Patent                     Pending               P-940572     Apr-19-1994
CA0089-21/MX                   Patent                     Pending               942825       Apr-19-1994
CA0089-23/ZA                   Patent                     Inactive Abandoned    94/2729      Apr-20-1994
CA0089-24/TH                   Patent                     Inactive Abandoned    022171       Apr-19-1994
CA0089-25/AU                   Patent                     Granted               6633194      Apr-13-1994
CA0089-26/CA                   Patent                     Pending               2,160,800    Apr-13-1994
CA0089-28/FI                   Patent                     Inactive Abandoned    954978       Apr-13-1994
CA0089-29/JP                   Patent                     Pending               06-523422    Apr-13-1994
CA0089-30/KR                   Patent                     Pending               1995-704589  Apr-13-1994
CA0089-31/NZ                   Patent                     Inactive Abandoned    265529       Apr-13-1994
CA0089-32/NO                   Patent                     Inactive Abandoned    954188       Apr-13-1994
CA0089-33/AU                   Patent                     Granted               6581996      Sep-24-1996
CA0089-61/KR      Conventi     Patent                     Inactive Abandoned    701891/1996  Feb-20-1990




                                          Patent Family Record Sheet (Continued)




  Docket ID       Grant No     Grant Date  Expira-         Pros./Admin. Agent     Next Action  Next Action
                                           tion Date                              Date

CA0089-01                                                   Morrison & Foerster,
CA0089-04/US      6,306,654    Oct-23-2001 Oct-23-2018      Morrison & Foerster,  Dec-19-1993  Confirmatory
CA0089-14/PCT                                               Morrison & Foerster,
CA0089-17/EP      0461200      Jan-24-1997                  Morrison & Foerster,  Mar-20-1990  Basic Fees
CA0089-27/EP      0695307      Dec-15-1999                  Morrison & Foerster,  May-13-1994  Basic Fees
CA0089-02/US                                                Morrison & Foerster,
CA0089-03/US                                                Morrison & Foerster,
CA0089-04/US/2                                              Morrison & Foerster,  Jan-07-2001  Confirmatory
CA0089-05/US      5,792,460    Aug-11-1998                  Morrison & Foerster,  Aug-16-1997  Confirmatory
CA0089-06/US                                                Morrison & Foerster,
CA0089-07/US      5,759,818    Jun-02-1998                  Morrison & Foerster,
CA0089-08/US      5,405,945    Apr-11-1995                  Morrison & Foerster,
CA0089-09/US      5,338,835    Aug-16-1994                  Morrison & Foerster,
CA0089-10/US      5,585,345    Dec-17-1996                  Morrison & Foerster,
CA0089-11/US      5,712,122    Jan-27-1998                  Morrison & Foerster,
CA0089-12/US      5,177,193    Jan-05-1993  Jun-07-2010     Morrison & Foerster,  Jul-07-1990  Confirmatory
CA0089-13/US                                                Morrison & Foerster,
CA0089-15/AU      648020       Aug-01-1994                  Morrison & Foerster,  Mar-22-1990  Confirmatory
CA0089-16/CA                                                Morrison & Foerster,
CA0089-18/JP      3045539      Mar-17-2000  Feb-20-2010     Morrison & Foerster,  Mar-17-2003  Annuity: Next
CA0089-19/AU      670510       Nov-05-1996                  Morrison & Foerster,  Aug-13-1994  Confirmatory
CA0089-20/ID                                                Morrison & Foerster,
CA0089-21/MX                                                Morrison & Foerster,
CA0089-23/ZA      94/2729      Mar-29-1995                  Morrison & Foerster,
CA0089-24/TH      Apr-19-2014                               Morrison & Foerster,  May-19-1994  Confirmatory
CA0089-25/AU      687053       Jun-04-1998  Apr-13-2014     Morrison & Foerster,  May-13-1994  Confirmatory
CA0089-26/CA                                                Morrison & Foerster,
CA0089-28/FI                                                Morrison & Foerster,
CA0089-29/JP                                                Morrison & Foerster,  May-13-1994  Confirmatory
CA0089-30/KR                                                Morrison & Foerster,
CA0089-31/NZ      265529       May-04-1998                  Morrison & Foerster,  May-13-1994  Confirmatory
CA0089-32/NO                                                Morrison & Foerster,  May-13-1994  Confirmatory
CA0089-33/AU      697899       Feb-04-1999                  Morrison & Foerster,  Oct-24-1996  Confirmatory
CA0089-61/KR                                                                      Mar-22-1990  Confirmatory




                                                                                                  Page 1/3


                                                      Patent Family Record Sheet




Short Title     Single Chain Forms of the Glycoprotein Hormone Quartet
Inventors       Boime Irving, Ben-Menahem David
Cost Centers
CTM Staff       Fickenscher Edward R.



Docket ID     OP Conven- Origin Type      Sub     Status   Sub          Applica-     Applica-
                 tion                     Type             Status       tion No      tion Dt
CA0168-01/US                    Patent    Conti   Inactive Abandoned    08/289,396   Aug-12-1994
CA0168-01/USA                   Patent    Conti   Inactive Abandoned    08/310,590   Sep-22-1994
CA0168-01/USB                   Patent    Conti   Inactive Abandoned    08/351,591   Dec-07-1994
CA0168-01/USC                   Patent    Conti   Inactive Abandoned    08/475,049   Jun-07-1995
CA0168-01/USD                   Patent    Conti   Inactive Abandoned    08/853,524   May-09-1997
CA0168-02/US                    Patent    Conti   Inactive Abandoned    08/806,772   Feb-26-1997
CA0168-03/US                    Patent    File    Granted               08/890,732   Jul-11-1997
CA0168-04/US                    Patent    Divis   Granted               09/282,357   Mar-31-1999
CA0168-05/US                    Patent    Conti   Granted               08/334,628   Nov-04-1994
CA0168-06/US                    Patent    Conti   Granted               08/918,288   Aug-25-1997
CA0168-07/AR                    Patent            Pending               333.113      Aug-10-1995
CA0168-08/IN                    Patent            Granted               1501         Aug-11-1995
CA0168-09/IL                    Patent            Pending               114859       Aug-07-1995
CA0168-10/TR                    Patent            Pending               95/991       Aug-11-1995
CA0168-11/AU                    Patent            Granted               32066/95     Aug-01-1995
CA0168-12/BR                    Patent            Pending               PI95063137   Aug-01-1995
CA0168-13/CA                    Patent            Pending               2,173,750    Aug-01-1995
CA0168-14/CN                    Patent            Pending               951907492    Aug-01-1995
CA0168-15/FI                    Patent            Pending               961600       Aug-01-1995
CA0168-16/HU                    Patent            Pending               P9600948     Aug-01-1995
CA0168-17/JP                    Patent            Pending               08507375     Aug-01-1995
CA0168-18/KR                    Patent            Pending               701891/1996  Aug-01-1995
CA0168-19/MX                    Patent            Pending               961320       Aug-01-1995
CA0168-22/RU                    Patent            Pending               96109046     Aug-01-1995
CA0089-22/PCT      Conventi PCT Patent            Pending               94/04069     Apr-13-1994
CA0168-01/PCT      Conventi PCT Patent            Pending               95/09664     Sep-22-1994
CA0168-21/EP       Conventi     Patent            Granted               95928220.3   Aug-01-1995
CA0089-17/EP/AT    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/BE    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/CH    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/DE    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/DK    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/ES    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990
CA0089-17/EP/FR    Conventi EPO Patent            Granted               90905115.3   Feb-20-1990



                                                      Patent Family Record Sheet
                                                                     (Continued)



Docket ID            Grant No     Grant Date  Expira-           Pros./Admin. Agent   Next Action  Next Action
                                              tion Date                              Date

CA0168-01/US                                                    Morrison & Foerster,
CA0168-01/USA                                                   Morrison & Foerster,
CA0168-01/USB                                                   Morrison & Foerster, Jan-06-1995  Confirmatory
CA0168-01/USC                                                   Morrison & Foerster,
CA0168-01/USD                                                   Morrison & Foerster, Jun-08-1997  Confirmatory
CA0168-02/US         5,958,737    Sep-28-1999                   Morrison & Foerster, Mar-28-1997  Confirmatory
CA0168-03/US         6,028,177    Feb-22-2000 Jul-11-2017       Morrison & Foerster, Aug-10-1997  Confirmatory
CA0168-04/US         6,242,580 B1 Jun-05-2001 Mar-31-2019       Morrison & Foerster, Apr-30-1999  Confirmatory
CA0168-05/US         5,705,478    Jan-06-1998 Jan-06-2015       Morrison & Foerster, Jul-06-2001  Annuity: Next
CA0168-06/US         6,238,890    May-29-2001 Aug-25-2017       Morrison & Foerster, Sep-24-1997  Confirmatory
CA0168-07/AR                                                    Morrison & Foerster,
CA0168-08/IN         183,927      May-20-2000                   Morrison & Foerster,
CA0168-09/IL                                                    Morrison & Foerster,
CA0168-10/TR                                                    Morrison & Foerster,
CA0168-11/AU         703718       Jul-15-1999                   Morrison & Foerster, Aug-31-1995  Confirmatory
CA0168-12/BR                                  Aug-01-2015       Morrison & Foerster, Aug-01-2015  Annuity: Next
CA0168-13/CA                                                    Morrison & Foerster,
CA0168-14/CN                                                    Morrison & Foerster, Aug-31-1995  Confirmatory
CA0168-15/FI                                                    Morrison & Foerster,
CA0168-16/HU                                                    Morrison & Foerster,
CA0168-17/JP                                                    Morrison & Foerster, Aug-31-1995  Confirmatory
CA0168-18/KR                                                    Morrison & Foerster, Aug-31-1995  Confirmatory
CA0168-19/MX                                                    Morrison & Foerster,
CA0168-22/RU                                                    Morrison & Foerster,
CA0089-22/PCT                                                   Morrison & Foerster,
CA0168-01/PCT                                                   Morrison & Foerster,
CA0168-21/EP         0725795      Aug-31-2000                   Morrison & Foerster, Aug-31-1995  Confirmatory
CA0089-17/EP/AT      E148171      Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory
CA0089-17/EP/BE      0461200      Jan-24-1997 Feb-20-2010                            Mar-04-1990  Confirmatory
CA0089-17/EP/CH      0461200      Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory
CA0089-17/EP/DE      P69029799    Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory
CA0089-17/EP/DK      90905115.3   Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory
CA0089-17/EP/ES      2098261      Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory
CA0089-17/EP/FR      0461200      Jan-24-1997 Feb-20-2010       Morrison & Foerster, Mar-22-1990  Confirmatory





                                                                                                      Page 2/3



                                                      Patent Family Record Sheet


Short Title      Modified Forms of Reproductive Hormones
Inventors        Boime Irving, Matzuk Martin M., Keene Jeffrey L.
Cost Centers
CTM Staff        Douglas Michael G., Salmons Cathie



Docket ID       OP Conven-     Origin Type    Sub     Status   Sub       Applica-     Applica-
                   tion                       Type             Status    tion No      tion Dt

CA0089-17/EP/GB   Conventi     EPO    Patent          Granted            90905115.3   Feb-20-1990
CA0089-17/EP/IT   Conventi     EPO    Patent          Granted            90905115.3   Feb-20-1990
CA0089-17/EP/LU   Conventi     EPO    Patent          Granted            90905115.3   Feb-20-1990
CA0089-17/EP/NL   Conventi     EPO    Patent          Granted            90905115.3   Feb-20-1990
CA0089-17/EP/SE   Conventi     EPO    Patent          Granted            90905115.3   Feb-20-1990
CA0089-27/EP/AT   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/BE   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/CH   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/ES   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/GR   Conventi     EPO    Patent          Inactive Abandoned 949141527
CA0089-27/EP/IE   Conventi     EPO    Patent          Inactive Abandoned 949141527
CA0089-27/EP/IT   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/NL   Conventi     EPO    Patent          Granted            949141527
CA0089-27/EP/PT   Conventi     EPO    Patent          Inactive Abandoned 949141527
CA0089-27/EP/SE   Conventi     EPO    Patent          Granted            949141527
CA0089-76/EP/GR   Conventi     EPO    Patent          Pending            20000400477
CA0089-61                             Licens
CA0089-62                             Licens
CA0089-63                             Licens
CA0089-64                             Licens
CA0089-66                             Licens
CA0089-71                             Licens
CA0089-76                             Licens
CA0089-77                             Licens
CA0089-79                             Licens
CA0089-80                             Licens
CA0089-82                             Licens



                                          Patent Family Record Sheet (Continued)



Docket ID               Grant No     Grant Date    Expira-           Pros./Admin. Agent     Next Action   Next Action
                                                   tion Date                                Date


CA0089-17/EP/GB         0461200      Jan-24-1997   Feb-20-2010       Morrison & Foerster,   Mar-22-1990   Confirmatory
CA0089-17/EP/IT         0461200      Jan-24-1997   Feb-20-2010       Morrison & Foerster,   Mar-22-1990   Confirmatory
CA0089-17/EP/LU         0461200      Jan-24-1997   Feb-20-2010                              Mar-22-1990   Confirmatory
CA0089-17/EP/NL         0461200      Jan-24-1997   Feb-20-2010                              Mar-22-1990   Confirmatory
CA0089-17/EP/SE         0461200      Jan-24-1997   Feb-20-2010       Morrison & Foerster,   Mar-22-1990   Confirmatory
CA0089-27/EP/AT         06953307
CA0089-27/EP/BE         0695307
CA0089-27/EP/CH         0695307
CA0089-27/EP/ES         0695307
CA0089-27/EP/GR         20000400477
CA0089-27/EP/IE         0695307
CA0089-27/EP/IT         0695307
CA0089-27/EP/NL         0695307
CA0089-27/EP/PT         0695307
CA0089-27/EP/SE         0695307
CA0089-76/EP/GR
CA0089-61
CA0089-62
CA0089-63
CA0089-64
CA0089-66
CA0089-71
CA0089-76
CA0089-77
CA0089-79
CA0089-80
CA0089-82

                                                                                                             Page 3/3

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